Exhibit 99.1

                        COLONIAL COMMERCIAL CORP. REPORTS
                        ---------------------------------
                         THIRD QUARTER FINANCIAL RESULTS
                         -------------------------------

     HAWTHORNE, New Jersey (November 13, 2006) - Colonial Commercial Corp. ("Colonial") (OTC Bulletin Board: "CCOM," "CCOMP"), today announced its financial results for the third quarter and nine months ended September 30, 2006.

     For the quarter ended September 30, 2006, sales increased by 10.6%, or $1,839,901, to $19,217,556 from $17,377,655 for the same period in 2005. Gross margins increased to 29.7% from 29.3% for the same period in 2005. Gross profit increased by 12.2%, or $620,871, to $5,713,326 from $5,092,455 for the same period in 2005. Operating income increased by 33.1%, or $212,964, to $855,793 from $642,829 for the same period in 2005. Pre-tax income increased by 28.4%, or $123,808, to $560,286 from $436,478 for the same period in 2005.

     The Company's net income decreased by 48.0%, or $489,172, to $529,447 for the quarter ended September 30, 2006, or $0.10 per diluted share, compared to net income of $1,018,619, or $0.19 per diluted share, for the same period in 2005. This decrease in net income primarily reflects $641,500 in non-cash income that was reported in the quarter ending September 30, 2005 in relation to a recalculation of the future utilization of the Company's federal income tax loss carryforward. No such non-cash income was reported in the quarter ended September 30, 2006.

     For the nine months ended September 30, 2006, sales increased by 8.4%, or $4,030,766, to $52,257,581 from $48,226,815 for the same period in 2005. Gross margins increased to 30.1% from 30.0% for the same period in 2005. Gross profit increased by 8.7%, or $1,263,381 to $15,741,026 from $14,477,645 for the same period in 2005. Operating income decreased by 5.4%, or $75,532, to $1,333,425 from $1,408,957 for the same period in 2005. Pre-tax income decreased by 38.1%, or $327,179, to $531,272 from $858,451 for the same period in 2005.

     The Company's net income decreased by 66.5%, or $891,677, to $448,191 for the nine months ended September 30, 2006, or $0.08 per diluted share, compared to net income of $1,339,868, or $0.25 per diluted share, for the same period in 2005. This decrease in net income was caused by a decrease in pre-tax income of $327,179, and $641,500 in non-cash income that was reported in the nine months ending September 30, 2005 in relation to a recalculation of the future utilization of the Company's federal income tax loss carryforward. No such non-cash income was reported in the nine months ended September 30, 2006.

     William Pagano, CEO of the Company, said, "We are pleased with our continued growth in sales and increased pre-tax profit this quarter. We are anticipating future growth in sales of our commercial products for the balance of 2006 and for 2007. Additionally, in September, we announced our entrance into the distribution and sales of appliances to contractors and independent appliance dealers in the New York metropolitan area, and in portions of Connecticut, Delaware and Eastern Pennsylvania. We believe that the addition of the appliance sales, emphasis on our commercial sales, and continued increase in market penetration of HVAC and plumbing products provides an exciting future for our Company."

     Colonial distributes heating, ventilating and air conditioning, ("HVAC"), equipment, parts and accessories, climate control systems, and plumbing supplies to HVAC contractors, primarily in the New York metropolitan area through its Universal Supply Group, Inc. ("Universal"), American/Universal Supply Inc. ("American") and The RAL Supply Group, Inc. ("RAL") subsidiaries. These contractors purchase and install equipment and systems for residential, commercial and industrial users. The Company provides control system design, custom control panel fabrication, technical field support, in-house training and climate control consultation for engineers and installers. It is a leader in the design of direct digital control systems, and systems that control multi-location facilities through the Internet. The Company also distributes home appliances to dealer groups and appliance stores through its Goldman Universal division. The Company is headquartered in New Jersey, and, with its affiliates, operates out of seven locations in New Jersey; nine in New York and one in Pennsylvania. For more information on Colonial Commercial Corp.'s operations, products and/or services, please visit www.colonialcomm.com.
                                                         --------------------

     Safe  Harbor Statement:  The foregoing press release may contain statements
     ----------------------
concerning Colonial Commercial Corp.'s financial performance, markets and business operations that may be considered "forward-looking" under applicable securities laws. Colonial cautions readers of this press release that actual results might differ materially from those projected in any forward-looking statements. Factors which might cause actual results to differ materially from any results that are projected in the forward-looking statements include the following: continued acceptance of the company's products in the marketplace, competitive factors, dependence upon third-party vendors, and other risks detailed in the company's periodic report filings with the Securities and Exchange Commission. These and certain other factors which might cause actual results to differ materially from those projected are detailed from time to time in Colonial's periodic reports and registration statements filed with the Securities and Exchange Commission, which important factors are incorporated herein by reference. Colonial undertakes no obligation to update forward looking statements to reflect changed assumptions, the occurrence of unanticipated events, or changes in future operating results, financial condition or business over time.

     FOR FURTHER INFORMATION, PLEASE CONTACT WILLIAM PAGANO, CHIEF EXECUTIVE OFFICER, OR WILLIAM SALEK, CHIEF FINANCIAL OFFICER, AT (973) 427-8224.

(Financial  Highlights  Follow)

                                     COLONIAL COMMERCIAL CORP. AND SUBSIDIARIES
                                       Condensed Consolidated Balance Sheets

                                                                                     September 30,    December 31,
                                                                                         2006             2005
                                                                                    ---------------  --------------
                                                                                      (Unaudited)
                                              Assets
Current assets:
  Cash                                                                              $      790,174   $     613,456
  Accounts receivable, net of allowance for doubtful accounts
    of $215,757 in 2006 and $185,971 in 2005                                             9,379,331       8,489,717
  Inventory                                                                             14,123,645      12,214,261
  Prepaid expenses and other current assets                                              1,256,986       1,066,658
  Deferred tax asset - current portion                                                     637,500         637,500
                                                                                    ---------------  --------------
          Total current assets                                                          26,187,636      23,021,592
Property and equipment                                                                   1,598,782       1,669,484
Goodwill                                                                                 1,628,133       1,628,133
Other intangibles                                                                            4,000          11,334
Other assets - noncurrent                                                                  118,052         135,832
Deferred tax asset - noncurrent                                                          1,071,000       1,071,000
                                                                                    ---------------  --------------
          Total assets                                                              $   30,607,603   $  27,537,375
                                                                                    ===============  ==============
                               Liabilities and Stockholders' Equity
Current liabilities:
  Trade payables                                                                    $    6,723,810   $   5,991,946
  Accrued liabilities                                                                    2,005,860       2,047,159
  Income taxes payable                                                                      12,666          12,772
  Borrowings under credit facility - revolving credit                                   13,712,099      11,183,008
  Borrowings under credit facility - term loan/over advance                                      -         562,977
  Notes payable - current portion; includes related party notes of
    $30,000 in 2006 and $60,389 in 2005                                                    136,594         165,112
                                                                                    ---------------  --------------
          Total current liabilities                                                     22,591,029      19,962,974
Notes payable, excluding current portion; includes related party notes of
  $1,028,750 in 2006 and $1,000,625 in 2005                                              1,386,816       1,400,834
                                                                                    ---------------  --------------
          Total liabilities                                                             23,977,845      21,363,808
                                                                                    ---------------  --------------

Commitments and contingencies

Stockholders' equity:
  Redeemable convertible preferred stock, $.05 par value, 2,500,000 shares authorized, 467,601 in 2006 and 484,721 in 2005 shares issued and outstanding,
    liquidation preference of $2,338,005 in 2006 and $2,423,605 in 2005                     23,380          24,236
  Common stock, $.05 par value, 20,000,000 shares authorized,
    4,593,579 in 2006 and 4,544,459 in 2005 shares issued and outstanding                  229,679         227,223
  Additional paid-in capital                                                            10,633,259      10,626,859
  Accumulated deficit                                                                   (4,256,560)     (4,704,751)
                                                                                    ---------------  --------------
          Total stockholders' equity                                                     6,629,758       6,173,567
                                                                                    ---------------  --------------
          Total liabilities and stockholders' equity                                $   30,607,603   $  27,537,375
                                                                                    ===============  ==============

                         COLONIAL COMMERCIAL CORP. AND SUBSIDIARIES
                       Condensed Consolidated Statements of Operations
                                         (Unaudited)

                                                                For The Three Months Ended
                                                                        September 30,
                                                             -------------------------------
                                                                  2006             2005
                                                             -------------------------------
Sales                                                        $   19,217,556   $  17,377,655
Cost of sales                                                    13,504,230      12,285,200
                                                             ---------------  --------------
    Gross profit                                                  5,713,326       5,092,455

Selling, general and administrative expenses, net                 4,857,533       4,449,626
                                                             ---------------  --------------
    Operating income                                                855,793         642,829

Other income                                                         63,707          63,546
Interest expense, net; includes related party interest of
$26,431 in 2006 and $23,684 in 2005                                (359,214)       (269,897)
                                                             ---------------  --------------
    Income before income taxes                                      560,286         436,478

Income tax expense (benefit)                                         30,839        (582,141)
                                                             ---------------  --------------
    Net Income                                               $      529,447   $   1,018,619
                                                             ===============  ==============

Income per common share:
  Basic                                                      $         0.12   $        0.24
                                                             ===============  ==============
  Diluted                                                    $         0.10   $        0.19
                                                             ===============  ==============

Weighted average shares outstanding:
  Basic                                                           4,592,968       4,300,270
                                                             ===============  ==============
  Diluted                                                         5,301,782       5,296,133
                                                             ===============  ==============

                         COLONIAL COMMERCIAL CORP. AND SUBSIDIARIES
                      Condensed Consolidated Statements of Operations
                                        (Unaudited)

                                                                For The Nine Months Ended
                                                                      September 30,
                                                             ------------------------------
                                                                  2006            2005
                                                             ------------------------------
Sales                                                        $  52,257,581   $  48,226,815
Cost of sales                                                   36,516,555      33,749,170
                                                             --------------  --------------
    Gross profit                                                15,741,026      14,477,645

Selling, general and administrative expenses, net               14,407,601      13,068,688
                                                             --------------  --------------
    Operating income                                             1,333,425       1,408,957

Other income                                                       192,963         213,282
Interest expense, net; includes related party interest of
$77,825 in 2006 and $68,225 in 2005                               (995,116)       (763,788)
                                                             --------------  --------------
    Income before income taxes                                     531,272         858,451

Income tax expense (benefit)                                        83,081        (481,417)
                                                             --------------  --------------
    Net income                                               $     448,191   $   1,339,868
                                                             ==============  ==============

Income per common share:
  Basic                                                      $        0.10   $        0.32
                                                             ==============  ==============
  Diluted                                                    $        0.08   $        0.25
                                                             ==============  ==============

Weighted average shares outstanding:
  Basic                                                          4,574,227       4,217,250
                                                             ==============  ==============
  Diluted                                                        5,300,467       5,290,507
                                                             ==============  ==============